                                                                   EXHIBIT 10.5


NationsBank, N.A.

                                PROMISSORY NOTE

Date: June 11, 1999
Amount $12,000,000.00                                Maturity Date: July 5, 2001

=========================================================================================================
Bank:                                   Borrower:

NationsBank, N.A.                       Insurance Management Solutions Group, Inc., a Florida corporation
Banking Center:                         Insurance Management Solutions, Inc., a Florida corporation
18167 US Hwy 19 North, Suite 600        Geotrac of America, Inc., a Florida corporation
Clearwater, Florida 33764-6575          IMS Direct, Inc., a Florida corporation
                                        Colonial Claims Corporation, a Florida corporation
Pinellas County, Florida
                                        and all future subsidiaries of any of the above as may be joined in the future by separate joinder pursuant to the terms of the Loan
                                        Agreement of even date herewith.

                                        360 Central Avenue
                                        St. Petersburg, Florida 33701
                                        Pinellas County, Florida.

=========================================================================================================
=========================================================================================================

=========================================================================================================

FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Twelve Million Dollars ($12,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

1. RATE. The Rate shall be the "LIBOR Rate" for each Interest Period (as defined herein), plus the Applicable Margin, per annum ("Applicable Margin" is defined in the Loan Agreement executed on even date herewith).
      A. For the purposes of this Note and Loan, the "LIBOR Rate" for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Telerate Screen Page 3750 as of 11:00 a.m. (London time) on the date that is two London Banking days (as defined herein) preceding the first Banking Business Day (as defined herein of the Interest Period. If at least two such offered rates appear on the Telerate Screen Page 3750, the rate will be the arithmetic mean of such offered rates. The Lender may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Lender may, in its discretion, use rate quotations for daily or annual period in lieu of quotations for substantially equivalent monthly periods.
      B. "Business Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.
      C. "Interest Period" shall mean each period commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.
      D. "Interest Rate Adjustment Date" shall mean the 5th day of August, 1999 and the 5th day of each month thereafter.
      E. "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

      Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Florida; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Unless otherwise indicated, interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

NationsBank                                                      Promissory Note
Florida [Commercial]                       1                                2/96

NationsBank, N.A.

3. RATE CHANGE DATE. Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

4. PAYMENT SCHEDULE. Principal shall be paid in full in a single payment on July 5, 2001. Interest thereon shall be paid monthly, commencing on August 5, 1999, and continuing on the 5th day of each successive month thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.

      All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

5. REVOLVING FEATURE. Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that Borrower is not in default under any provision of this Note, any other documents executed in connection with this Note, or any other note or other loan documents now or hereafter executed in connection with any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower. Bank shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

6. AUTOMATIC PAYMENT. [X] Borrower has elected to authorize Bank to effect payment of sums due under this Note by means of debiting Borrower's account number ______________________________________________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account. If the above box is not hand-checked, this paragraph 6 shall not apply.

7. WAIVERS, CONSENTS AND COVENANTS. Borrower, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's and paralegal's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

8. INDEMNIFICATION. Obligors agree to promptly pay, indemnify and hold Bank harmless from all State and Federal taxes of any kind and other liabilities with respect to or resulting from the execution and/or delivery of this Note or any advances made pursuant to this Note. If this Note has a revolving feature and is secured by a mortgage, Obligors expressly consent to the deduction of any applicable taxes from each taxable advance extended by Bank.

9. PREPAYMENTS. Subject to the terms of the Loan Agreement, prepayments may be made in whole or in part at any time on this loan. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion.

10. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

11. EVENTS OF DEFAULT. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate or subsidiary of NationsBank Corporation, whether under this Note or any Loan Documents, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any Obligor to any other party;
(c) the death of any Obligor (if an individual); (d) the resignation or withdrawal of any partner or a material owner/guarantor of Borrower, as determined by Bank in its sole discretion; (e) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; (f) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor;
(g) any representation or warranty made to Bank by any Obligor in any Loan Documents or otherwise

NationsBank                                                      Promissory Note
Florida [Commercial]                       2                                2/96

NationsBank, N.A.

is or was, when it was made, untrue or materially misleading; (h) the failure of any Obligor to timely deliver such financial statements, including tax returns, other statements of condition or other information, as Bank shall request from time to time; (i) the entry of a judgment against any Obligor which is of a material nature not satisfied or transferred to bond within thirty (30) days; (j) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (k) a material adverse change has occurred in the financial condition of any Obligor; or (l) the failure of Borrower's business to comply with any law or regulation controlling its operation. Consistent with the Loan Agreement (but not in addition to any cure periods provided therein), Borrower shall have a period of ten (10) days to cure any default based on Borrower's failure to pay any monetary obligation due to Bank and thirty (30) days from the date of written notice from Bank to Borrower to cure any other default by Borrower before Bank may pursue its remedies.

12. REMEDIES UPON DEFAULT. Whenever there is a default under this Note that has not been timely cured (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Bank's discretion up to the maximum rate allowed by law, or if none, 18% per annum (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity. Any judgment rendered on this Note shall bear interest at the highest rate of interest permitted pursuant to Chapter 687, Florida Statutes.

13. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date.
All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

14. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower and Bank shall be governed by and interpreted in accordance with the law of the State of Florida. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Florida or the United States located within the State of Florida and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law. The interest rate charged on this
Note is authorized by Chapter 655, Florida Statutes and Section 687.12, Florida Statutes.

15. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

16. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

17. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

18.   YEAR 2000 REPRESENTATIONS AND WARRANTIES.

      (A) Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

      (B) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower to its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

      (C) Borrower will promptly notify Bank in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis,

NationsBank                                                      Promissory Note
Florida [Commercial]                       3                               2/96

NationsBank, N.A.

except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

19. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

      A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

      B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

BORROWER REPRESENTS TO BANK THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES. BORROWER ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE AND HEREBY EXECUTES THIS NOTE UNDER SEAL AS OF THE DATE HERE ABOVE WRITTEN.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Note is not subject to documentary stamp taxes.

EXECUTION DATE: June 11, 1999.


Insurance Management Solutions Group, Inc.   Insurance Management Solutions, Inc.,
a Florida corporation                        a Florida corporation

By: /s/ Kelly K. King              (Seal)    By: /s/ Kelly K. King              (SEAL)
    -------------------------------              ------------------------------
        Kelly K. King, CFO                           Kelly K. King, CFO

        [Corporate Seal]                                              [Corporate Seal]

                       [Signature continued on next page]

NationsBank                                                      Promissory Note
Florida [Commercial]                       4                               2/96

NationsBank, N.A.

Geotrac of America, Inc., a Florida          IMS Direct, Inc., a Florida corporation
corporation

By: /s/ Kelly K. King              (Seal)    By: /s/ Kelly K. King              (SEAL)
    -------------------------------              ------------------------------
        Kelly K. King, CFO                           Kelly K. King, CFO

       [Corporate Seal]                                               [Corporate Seal]

Colonial Claims Corporation, a Florida
corporation

By: /s/ Kelly K. King              (Seal)
    -------------------------------
        Kelly K. King, CFO

       [Corporate Seal]

UNITED STATES TERRITORIAL OR
INTERNATIONAL WATERS
LATITUDE   N 27 degrees 40.977
LONGITUDE  W 083 degrees 00.032

      The foregoing instrument was acknowledged before me this 11th day of June, 1999, by Kelly K. King, as CFO of Insurance Management Solutions Group, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced FL Drivers License (type of identification) as identification.

                                  /s/ Capt. Robert J. Ostrom
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped
(NOTARY SEAL)
                                  Notary Public, State of ______________________
                                  Notarial Serial Number: ______________________

UNITED STATES TERRITORIAL OR
INTERNATIONAL WATERS
LATITUDE   N 27 degrees 40.977
LONGITUDE  W 083 degrees 00.032

      The foregoing instrument was acknowledged before me this 11th day of June, 1999, by Kelly K. King, as CFO of Insurance Management Solutions, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced FL Drivers Lic (type of identification) as identification.

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped
(NOTARY SEAL)
                                  Notary Public, State of ______________________
                                  Notarial Serial Number: ______________________

NationsBank                                                      Promissory Note
Florida [Commercial]                       5                               2/96

NationsBank, N.A.

UNITED STATES TERRITORIAL OR
INTERNATIONAL WATERS
LATITUDE   N 27 degrees 40.977
LONGITUDE  W 083 degrees 00.032

      The foregoing instrument was acknowledged before me this 11th day of June, 1999, by Kelly K. King, as CFO of Geotrac of America, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced FL Drivers Lic (type of identification) as identification.

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped
(NOTARY SEAL)
                                  Notary Public, State of ______________________
                                  Notarial Serial Number: ______________________

UNITED STATES TERRITORIAL OR
INTERNATIONAL WATERS
LATITUDE   N 27 degrees 40.977
LONGITUDE  W 083 degrees 00.032

      The foregoing instrument was acknowledged before me this 11th day of June, 1999, by Kelly K. King, as CFO of IMS Direct, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced FL Drivers Lic (type of identification) as identification.

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped
(NOTARY SEAL)
                                  Notary Public, State of ______________________
                                  Notarial Serial Number: ______________________

UNITED STATES TERRITORIAL OR
INTERNATIONAL WATERS
LATITUDE   N 27 degrees 40.977
LONGITUDE  W 083 degrees 00.032

      The foregoing instrument was acknowledged before me this 11th day of June, 1999, by Kelly K. King, as CFO of Colonial Claims Corporation, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced FL Drivers Lic (type of identification) as identification.

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgment

                                  /s/ Robert J. Ostrom
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped
(NOTARY SEAL)
                                  Notary Public, State of ______________________
                                  Notarial Serial Number: ______________________

NationsBank                                                      Promissory Note
Florida [Commercial]                       6                               2/96

                            OUT OF STATE AFFIDAVIT

UNITED STATES TERRITORIAL WATERS OR
INTERNATIONAL WATERS: LATITUDE   N 27 degrees 40.977
                      LONGITUDE  W 083 degrees 00.032

AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY

I, Linda Kibbe Mace, Vice President, being first duly sworn upon my oath, depose and say:

     1. That I am the vice President of NationsBank, N.A. (the "Lender").

     2. That on the 11th day of June, 1999, I witnessed the execution of that certain Revolving Line of Credit Promissory Note ("Promissory Note") dated May 28, 1999, in the maximum principal amount of Twelve Million Dollars ($12,000,000.00) payable by Insurance Management Solutions Group, Inc., a Florida corporation, Insurance Management Solutions, Inc. a Florida corporation, geotrac of America, Inc., a Florida corporation, IMS Direct, Inc., a Florida corporation, and Colonial Claims Corporation, Inc. a Florida corporation (hereinafter collectively referred to as "Borrower"), as maker to the Lender.

     3. That the execution of the Promissory Note took place on a vessel located at Latitude 27 degrees 40.977 and Longitude 0.83 degrees 00.032, which is outside the territorial limits of the State of Florida.

     4. That I accepted delivery of the Promissory Note on behalf of the Lender on a vessel located at Latitude 27 degrees 40.977 and Longitude 0.83 degrees 00.032, which is outside the territorial limits of the State of Florida.

     5. That the location of the vessel at the time of execution and delivery of the Promissory Note at Latitude 27 degrees 40.977 and Longitude
        0.83 degrees 00.032, was provided by the Captain of the vessel, the name of which is Double "O" 645326.

                                        /s/ Linda Kibbe Mace
                                            ------------------------------
                                            Linda Kibbe Mace
                                            Vice President

United States Territorial Waters or
              International Waters:     Latitude  N 27 degrees 40.977
                                        Longitude W 0.83 degrees 00.032

      The foregoing instrument was acknowledged on the 11th day of June, 1999, before me, Captain Robert J. Ostrom on a vessel of which I am the Captain, located at Latitude N 27 degrees 40.977 and Longitude W 0.83 degrees 00.032, which is located outside the territorial limits of the State of Florida, by Linda Kibbe Mace, as the Vice President of NationsBank, N.A., on behalf of the corporation, who is personally known to me or who has produced Lic #888936 as identification.

                                        /s/ Robert J. Ostrom
                                            -----------------------------
                                            Signature of Captain

                                            Robert J. Ostrom
                                            ----------------------------
                                            Print Name of Captain
                                            Commission Number __________________
                                            My Commission Expires: _____________

SERIAL NUMBER                                                       ISSUE NUMBER
   888936                                                                -3-

                           UNITED STATES COAST GUARD

                                    LICENSE

                        TO U.S. MERCHANT MARINE OFFICER

This is to certify that Robert John Ostrom having been duly examined and found competent by the undersigned is licensed to serve as operator of uninspected passenger vessels as defined in 46 U.S.C. 2101 (42) upon near coastal waters, not more than 100-miles offshore for the term of five years from this date.

Given under my hand this 9th day of March, 1999.

Expiration: March 08, 2004

        Miami, FL                             /s/ O.L. Russell
----------------------------                      ------------------------------
           Port                                   O.L. Russell
                                                  By direction of the Officer in
                                                  Charge of Marine Inspection